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              AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS

                       SUPPLEMENT ISSUED OCTOBER 1, 1998
                      TO PROSPECTUS DATED OCTOBER 1, 1998

GROWTH FUND AND STOCK INDEX FUND EXPENSES FOR PARTICIPANTS IN THE AMERICAN GENERAL EMPLOYEES' THRIFT AND INCENTIVE PLAN, THE AMERICAN GENERAL AGENTS' AND MANAGERS' THRIFT PLAN AND THE VALIC AGENTS' AND MANAGERS' THRIFT PLAN.

Participants in the American General Employees' Thrift and Incentive Plan, the American General Agents' and Managers' Thrift Plan and the VALIC Agents' and Managers' Thrift Plan have available several mutual fund investment options. Two of these mutual fund options are the Growth Fund and the Stock Index Fund, respectively (the "Funds"). The Fund Expense Table below reflects the various fund expenses which would be incurred by a participant who chose either or both of these investment options.

                               FUND EXPENSE TABLE

                                                                      GROWTH                 STOCK INDEX
                                                                       FUND                     FUND
                                                                     --------                -----------
Shareholder transaction fees................................           None                     None
Annual operating expenses (as a percentage of net assets):
  Management fee(1).........................................           0.80%                    0.27%
  Other expenses............................................           0.04%                    0.04%
                                                                       ----                     ----
         Total fund operating expenses......................           0.84%                    0.31%
                                                                       ====                     ====

     (1) Annual management fees for the Growth Fund are based on a flat rate of 0.80% of the Fund's average net assets. Annual management fees for the Stock Index Fund are based on the Fund's average net assets at an annual rate of 0.35% of the first $500 million and 0.25% on the excess over $500 million. The average net assets of the Stock Index Fund at May 31, 1998 were $2,968 million.

                                    EXAMPLE

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
You would pay the following expenses on a
  $1,000 investment assuming a 5% annual
  return and redemption at the end of each
  period:
    Growth Fund..............................     $9       $27       $47       $104
                                                  ==       ===       ===       ====
    Stock Index Fund.........................     $3       $10       $17       $ 40
                                                  ==       ===       ===       ====

     Note: This example should not be considered a representation of past or future expenses of the Funds. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. The purpose of the expense table above is to assist participants in understanding the various expenses of the Funds.

     For more information about the Growth Fund and Stock Index Fund, their investment objectives, investment programs, investment restrictions and expenses, please refer to the American General Series Portfolio Company Prospectus dated October 1, 1998.

VA9017-E (Rev. 10/98)